UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 24, 2007
Crum & Forster Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)
333-84068
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	04-3611900 (I.R.S. Employer Identification Number)

305 Madison Avenue, Morristown, NJ (Address of Principal Executive Offices)	07962 (Zip Code)
(973) 490-6600
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On September 24, 2007, Fairfax Financial Holdings Limited, the indirect sole shareholder of Crum & Forster Holdings Corp. (the “Company”), issued the press release attached hereto as Exhibit 99.1, announcing the resignation of Nikolas Antonopoulos as President and Chief Executive Officer of the Company and the appointment of Douglas M. Libby as President and Chief Executive Officer of the Company, both effective January 1, 2008, which press release is incorporated by reference herein and filed pursuant to Item 8.01 of Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUM & FORSTER HOLDINGS CORP. (Registrant)
Dated: September 27, 2007	By:	/s/ Mary Jane Robertson
		Name:	Mary Jane Robertson
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated September 24, 2007